Exhibit 10.3

FIRST AMENDMENT TO PAYMENT PLAN LETTER AGREEMENT

This First Amendment to Payment Plan Letter Agreement (this “Amendment”), dated and effective January 27, 2025 (the “Effective Date”), amends that certain Payment Plan Letter Agreement dated August 27, 2024, evidencing amounts owed by Mangoceuticals, Inc., a Texas corporation (the “Company”) to Barstool Sports, Inc. (the “Letter Agreement”), which debt was subsequently purchased by MAAB Global, Ltd. on January 10, 2025 (the “Debt Holder”), each a “Party” and collectively, the “Parties”. Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Letter Agreement.

WHEREAS, the Parties desire to amend the Letter Agreement on the terms, and subject to the conditions, set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration each of the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1. Amendments to Letter Agreement.

(a) Effective as of the Effective Date, a new Section 4 shall be added to the Letter Agreement and shall read as follows:

“4. Option to Convert The Outstanding Amount Into Shares of Common Stock.

(a) At any time prior to the payment in full by the Debtor of the amount owed under this Letter, the debt holder (“Holder”) shall have the option to convert the then Outstanding Amount (the “Principal”) (or any portion thereof) into shares (the “Shares”) of common stock of the Debtor (“Common Stock”), at the Conversion Price (the “Holder Conversion Option” and, each a “Conversion”). The “Conversion Price” shall equal $1.50 per share of Common Stock, as equitably adjusted for any stock split or recapitalization.

(b) In order to exercise this Holder Conversion Option, the Holder shall provide the Debtor a written notice of its intention to exercise this Holder Conversion Option, which notice shall set forth the amount of the Principal to be converted (“Notice of Conversion”). Within ten (10) business days of the Debtor’s receipt of the Notice of Conversion, the Debtor shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder. If the Debtor reasonably believes that there is an error in Holder’s calculation of the Shares issuable in connection with the Notice of Conversion or the Conversion Price provided for therein, or another issue with the conversion, the Debtor shall not be obligated to honor such defective Notice of Conversion and shall promptly notify Holder of such errors.

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(c) In the event of the exercise of the Holder Conversion Option, Holder shall cooperate with the Debtor to promptly take any and all additional actions required to make Holder a stockholder of the Debtor including, without limitation, in connection with the issuance of the Shares and providing the Debtor or its legal counsel or Transfer Agent, representations as to financial condition, investment intent and sophisticated investor status of such Holder as may be reasonably requested or required. The Debtor shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Holder Conversion Option.”

(b) Effective as of the Effective Date, the Letter Agreement shall be amended to include the following language at the top thereof:

“THE SECURITIES REPRESENTED HEREBY AND CONVERTIBLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

2. Securities Representations. The Debt Holder represents and warrants to the Company as follows:

(a) Purchase for Own Account. The Shares will be acquired for investment for Debt Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Debt Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

(b) Disclosure of Information.

(i) Debt Holder has received or has had full access to all the information Debt Holder considers necessary or appropriate to make an informed investment decision with respect to this Amendment and the Shares. Debt Holder has had an opportunity to ask questions and receive answers from the Company regarding the Company and the Shares, and all such questions, if any, have been satisfactorily answered as of the date of this Amendment.

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(ii)  Without limiting or reducing in any way Section 2(b)(i), above, the Debt Holder acknowledges that it (A) is aware of, has received and had an opportunity to review (x) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (“SEC”) on April 1, 2024 (the “Annual Report”); and (y) Company’s current reports on Form 8-K and Quarterly Reports on Form 10-Q from January 1, 2024, to the date of this Amendment (which filings can be accessed by going to https://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Mangoceuticals” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), in each case (x) through (z), including, but not limited to, the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of Company; and (B) is not relying on any oral representation of Company or any other person, nor any written representation or assurance from Company; in connection with Debt Holder’s entry into this Amendment, acceptance of the Shares and investment decision in connection therewith.

(c) Illiquid Securities. Debt Holder realizes that the Shares cannot readily be sold as they will be restricted securities and therefore the Shares must not be accepted unless such Debt Holder has liquid assets sufficient to assure that holding such Shares indefinitely will cause no undue financial difficulties and such Debt Holder can provide for current needs and possible personal contingencies.

(d) Discussions with Advisors. Debt Holder has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for it.

(e) No General Solicitation. Debt Holder has not become aware of and has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Debt Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(f) No Registration Rights. Debt Holder confirms and acknowledges that Company is not under any obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares, and such Debt Holder is solely responsible for determining the status, in its hands, of the Shares acquired hereunder and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares.

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(g) Investment Experience. Debt Holder understands that the acquisition of Shares involves substantial risk. Debt Holder acknowledges that Debt Holder can bear the economic risk of Debt Holder’s investment in the Shares, and has sufficient knowledge and experience in financial or business matters such that Debt Holder is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment. Debt Holder hereby represents that it is an “accredited investor,” as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Restricted Shares. Debt Holder understands that the Shares will be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from Company in a transaction not involving a public offering and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Debt Holder represents that Debt Holder is familiar with Rule 144 as promulgated under the Securities Act and as presently in effect, and understands the resale limitations imposed thereby and by other applicable provisions of the Securities Act.

(i) Legend. Debt Holder acknowledges and understands that the certificates or book-entry statements evidencing the Shares will bear the legend set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

3. Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Amendment and the transactions contemplated herein.

4. Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a) Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and thereby. This Amendment constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

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(b) The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

(c) Any individual executing this Amendment on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Amendment on behalf of such entity.

5. Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Amendment and the transactions contemplated herein.

6. Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Letter Agreement to “Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Letter Agreement as modified or amended hereby.

7. Letter Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Letter Agreement and the terms and conditions thereof shall remain in full force and effect.

8. Entire Amendment. This Amendment sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise, other than the Letter Agreement, which is amended as set forth herein.

9. Construction. In this Amendment words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

10. Governing Law; Waiver of Jury Trial. This Agreement is to be construed in accordance with and governed by the laws of the State of Texas, without giving effect to any choice or conflict of law, rule or regulation (whether of the State of Texas or other jurisdiction) which would cause the application of any law, rule or regulation other than of the State of Texas. Any dispute, claim, controversy, or legal proceeding arising out of or relating to this Agreement in any way (any “Dispute”) shall be exclusively brought before a business court in the First Business Court Division of the State of Texas (the “Business Court”), if the Dispute meets the jurisdictional requirements of such Business Court; and, if the Dispute does not meet the jurisdictional requirements of such Business Court, or the Business Court is not then accepting new case filings, then the Dispute shall be exclusively brought in the Circuit Court in and for Dallas County, Texas. The Parties also hereby consent to supplemental jurisdiction by the Business Court over any claims that are part of the same case or controversy as that which meets the primary jurisdictional requirements of such Business Court.

11. Heirs, Successors and Assigns. This Amendment shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party shall be able to assign this Amendment without the prior written consent of the other Party; provided, that, either Party can assign this Amendment to a successor to all or substantially all of its business to which this Amendment relates, whether by asset sale, merger, reorganization or otherwise.

12. Counterparts and Signatures. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date.

COMPANY

Mangoceuticals, Inc.

By:
Its:
Printed Name:

DEBT HOLDER

MAAB Global, Ltd.

By:
Its:
Printed Name :

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